SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2005

(exact name of registrant as specified in its charter)

Florida	0-25681	65-0423422
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
11760 U.S. Highway One Suite 500 North Palm Beach, Florida	33408

Registrant’s telephone number, including area code:  (561) 630-2400

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On July 27, 2005, Bankrate, Inc. (the “Company”) announced via press release the Company’s results for its second quarter ended June 30, 2005. A copy of the Company’s press release is included herein as Exhibit 99.1. The information provided under this Item 2.02 of Form 8-K, including the press release included as Exhibit 99.1, is being furnished to, but not filed with, the Securities and Exchange Commission.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

(1)	None.

(b)	Pro forma financial information.

(1)	None.

(c)	Exhibits.

99.1 Text of press release of Bankrate, Inc. dated July 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKRATE, INC.

Date: August 2, 2005	By:	/s/ Robert J. DeFranco
Robert J. DeFranco Senior Vice President Chief Financial Officer

EXHIBIT INDEX

Exhibit

99.1	Text of press release of Bankrate, Inc. dated July 27, 2005.